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                                                                 Exhibit 23.1

                           INDEPENDENT AUDITORS' CONSENT





The Board of Directors
Paper Warehouse, Inc.  and Subsidiary:

We consent to the use of our report included herein and to the reference to our firm under the headings "Experts" and "Selected Financial and Operating Data" in the prospectus.

                                   /s/ KPMG Peat Marwick LLP


June 14, 1999
Minneapolis, Minnesota



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